TURTLE BEACH CORPORATION ANNOUNCES TICKER SYMBOL
UPDATE TO “TBCH”

WHITE PLAINS, N.Y. – January 6, 2025 - Turtle Beach Corporation (Nasdaq: HEAR), a leading gaming accessories provider, today announced that it will update its ticker symbol to “TBCH” effective January 7, 2025. This change reflects Turtle Beach’s evolution and ongoing growth as a dominant force in the broader gaming accessories market.
“Our new ‘TBCH’ ticker symbol represents more than just adaptation of our market identity,” said Cris Keirn, CEO, Turtle Beach Corporation. “It signifies our growth, innovation, and strong strategic execution as a leader across multiple gaming accessory categories, including the successful integration of PDP. As we continue to expand our portfolio and enhance our market presence, this new symbol aligns with where Turtle Beach is today as well as our vision for the future.”
The ticker symbol update is part of Turtle Beach’s broader strategy to strengthen its brand and market position. The Company continues to be focused on delivering cutting-edge products, operational excellence, and value to its shareholders and gaming customers worldwide.
Shareholders are not required to take any action regarding the ticker symbol update. The Company’s common stock will continue to be listed on the NASDAQ and the CUSIP number will remain unchanged.

About Turtle Beach Corporation
Turtle Beach Corporation (the “Company”) (www.turtlebeachcorp.com) is one of the world’s leading gaming accessory providers. The Company’s namesake Turtle Beach brand (www.turtlebeach.com) is known for designing best-selling gaming headsets, top-rated game controllers, award-winning PC gaming peripherals, and groundbreaking gaming simulation accessories. Innovation, first-to-market features, a broad range of products for all types of gamers, and top-rated customer support have made Turtle Beach a fan-favorite brand and the market leader in console gaming audio for over a decade. Turtle Beach Corporation acquired Performance Designed Products (www.pdp.com) in 2024. Turtle Beach’s shares are traded on the Nasdaq Exchange under the symbol HEAR and will be traded under the symbol TBCH effective January 7, 2025.

Cautionary Note on Forward-Looking Statements
This press release includes forward-looking information and statements within the meaning of the federal securities laws. Except for historical information contained in this release, statements in this release may constitute forward-looking statements regarding assumptions, projections, expectations, targets, intentions, or beliefs about future events. Statements containing the words “may”, “could”, “would”, “should”, “believe”, “expect”, “anticipate”, “plan”, “estimate”, “target”, “goal”, “project”, “intend” and similar expressions, or the negatives thereof, constitute forward-looking statements. Forward-looking statements are only predictions and not guarantees of performance. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. The inclusion of such information should not be regarded as a representation by the Company or any other person that any objectives of the Company will be achieved. Forward-looking statements are based on management’s current beliefs and expectations, as well as assumptions made by, and information currently available to, management.

While the Company believes that its expectations are based upon reasonable assumptions, there can be no assurances that its goals and strategy will be realized. Numerous factors, including risks and uncertainties, may affect actual results and may cause results to differ materially from those expressed in forward-looking statements made by the Company or on its behalf. Some of these factors include, but are not limited to, risks related to logistic and supply chain challenges, the substantial uncertainties inherent in the acceptance of existing and future products, the difficulty of commercializing and protecting new technology, the impact of competitive products and pricing, general business and economic conditions, risks associated with the expansion of our business including the integration of any businesses we acquire and the integration of such businesses within our internal control over financial reporting and operations, our indebtedness, liquidity, and other factors discussed in our public filings, including the risk factors included in the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, and the Company’s other periodic reports filed with the Securities and Exchange Commission. Except as required by applicable law, including the securities laws of the United States and the rules and regulations of the Securities and Exchange Commission, the Company is under no obligation to publicly update or revise any forward-looking statement after the date of this release whether as a result of new information, future developments or otherwise.

CONTACTS
Investors:
hear@icrinc.com
(646) 277-1285

Public Relations & Media:
MacLean Marshall
Sr. Director, Global Communications
Turtle Beach Corporation
(858) 914-5093
maclean.marshall@turtlebeach.com

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